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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-12

                           Sugar Creek Financial Corp.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:
      N/A
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2)    Aggregate number of securities to which transaction applies:
      N/A
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3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
      N/A
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4)    Proposed maximum aggregate value of transaction:
      N/A
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5)    Total Fee paid:
      N/A
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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:
           N/A
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      2)   Form, Schedule or Registration Statement No.:
           N/A
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      3)   Filing Party:
           N/A
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      4)   Date Filed:
           N/A
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                    [Sugar Creek Financial Corp. Letterhead]





November 1, 2007



Dear Sugar Creek Financial Stockholder:

         We recently mailed you proxy material in connection with our upcoming Annual Meeting of Stockholders to be held on November 19, 2007. According to our records, we have not yet received your proxy.

         IT IS VERY IMPORTANT that your shares be voted, regardless of the number of shares you own.

         Please take a moment to VOTE your shares by returning your proxy in the
                                 ----
envelope provided. If your shares are held with a broker or bank, you can also vote by telephone or the internet by following the enclosed instructions.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A "FOR" VOTE ON ALL PROPOSALS.

         Please disregard this letter if you already voted your shares. Thank you for your cooperation and support.



Sincerely,

/s/ Phyllis J. Brown

Phyllis J. Brown
VICE PRESIDENT AND CORPORATE SECRETARY



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


                                                     SUGAR CREEK FINANCIAL CORP.
/X/  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                     ANNUAL MEETING OF SHAREHOLDERS                                                                          FOR ALL
                            November 19, 2007                                                                FOR   WITHHOLD  EXCEPT
                                                                     1.  The election as directors of all    /_/     /_/      /_/
       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS       nominees listed (except as
                                                                         marked to the contrary below).
The undersigned hereby appoints Robert J. Stroh, Jr. and Francis
J. Eversman,  and each of them, with full power of substitution,
to act as proxy for the undersigned and to vote all shares of            ROBERT J. STROH, JR.
common stock of Sugar Creek Financial Corp. that the undersigned         FRANCIS J. EVERSMAN
is entitled to vote at the annual meeting of shareholders, to be
held on November 19, 2007 at 2:00 p.m., local time, at the           INSTRUCTION: To withhold authority to vote for any individual
Trenton House Restaurant, 2 East Broadway, Trenton, Illinois         nominee, mark "For All Except" and write that nominee's name in
and at any and all adjournments thereof, as indicated on this        the space provided below.
proxy card.
                                                                     _______________________________________________________________

                                                                                                              FOR   AGAINST  ABSTAIN
                                                                     2.  The approval of the Sugar Creek      /_/     /_/      /_/
                                                                         Financial Corp. 2007 Equity
                                                                         Incentive Plan.

                                                                                                              FOR   AGAINST  ABSTAIN
                                                                     3.  The ratification of the appointment  /_/     /_/      /_/
                                                                         of Michael Trokey & Company, P.C.
                                                                         as independent registered public
                                                                         accounting firm of Sugar Creek
                                                                         Financial Corp. for the year ending
                                                                         March 31, 2008.

                                                                                  YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                                                                                         EACH OF THE LISTED PROPOSALS.

                                                                     THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED
                                                                     AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO INSTRUCTIONS
                                                                     ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ALL OF THE
                                                                     PROPOSALS LISTED. THIS PROXY ALSO CONFERS DISCRETIONARY
                                                                     AUTHORITY TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS
                                                                     DIRECTOR WHERE THE NOMINEES ARE UNABLE TO SERVE OR FOR GOOD
                                                                     CAUSE WILL NOT SERVE AND WITH RESPECT TO ANY OTHER BUSINESS
                                                                     THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY
                                                                     ADJOURNMENT THEREOF.

                                     /-------------------------------/
Please be sure to sign and date      /  Date                         /
this Proxy in the box below.         /                               /
/------------------------------------/-------------------------------/
/                                                                    /
/--------------------------------------------------------------------/
Shareholder sign above                Co-holder (if any) sign above

                              DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE-PAID ENVELOPE PROVIDED.
                                                     SUGAR CREEK FINANCIAL CORP.
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                                         THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                                      PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                                               IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE
PROXY IN THE ENVELOPE PROVIDED.
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